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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 25, 1995
                                                          -------------


                                   NBI, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                       0-9403                      84-0645110
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     (State or other              (Commission               (I.R.S. Employer
     jurisdiction of              File Number)              Identification No.)
     Incorporation)


           1880 Industrial Circle, Suite F, Longmont, Colorado  80501
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (303) 684-2700
                                                           --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

American Glass, Inc., a recently formed, wholly-owned subsidiary of NBI, Inc., was the successful bidder for a majority of the assets of L.E. Smith Glass Company of Mount Pleasant, Pennsylvania. L.E. Smith Glass Company is a manufacturer of handmade fine glass giftware and lighting fixtures and has been in business since 1907.

An involuntary bankruptcy petition had been filed against the parent company of L.E. Smith Glass and a Chapter 11 trustee was appointed with the mandate to sell the assets of the various subsidiaries. The sale of the assets of L.E. Smith Glass Company to American Glass, Inc. was approved by an order of the United States Bankruptcy Court in Pittsburgh, Pennsylvania on July 25, 1995 (the "order"). The order was appealed to the United States District Court in Pittsburgh by the principals of the parent company who have also requested a stay pending appeal. Absent a stay pending appeal, this transaction is scheduled to be finalized on or about August 14, 1995. If the transaction closes, the effective date will be as of the close of business on July 31, 1995.

The assets purchased consist primarily of accounts receivable, inventory, property, plant and equipment, goodwill and other intangibles. The aggregate contract purchase price of $5,725,000 was determined by the Registrant based upon a multiple of historical net cash flow adjusted for nonrecurring items. The contract purchase price was also based upon amounts reflected in L.E. Smith Glass Company's March 31, 1995's audited financial statements and will be adjusted for i) the net change in accounts receivable and inventory from April 1, 1995, through July 31, 1995, ii) any increase in fixed assets relating to certain verifiable capital expenditures made during this time period and iii) certain other items. The purchase price will be paid through the assumption of certain liabilities as of July 31, 1995, cash and cash proceeds from the liquidation of other current assets held by the Registrant.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NBI, INC.


Dated:  August 9, 1995              By:    /s/ MARJORIE A. COGAN
                                           ---------------------
                                              Marjorie A. Cogan
                                         As a duly authorized officer
                                       Corporate Controller, Secretary
                                  (Principal Financial and Accounting Officer)

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